UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported): July 1, 2014

NeoMedia Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 Walnut Street, Suite 100, Boulder, Colorado	80302
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(303) 546-7946

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On July 1, 2014, the Audit Committee (the "Audit Committee") of the Board of Directors of NeoMedia Technologies, Inc. (the "Company") approved the dismissal of StarkSchenkein, LLP ("Stark") as the Company's independent registered public accounting firm, effective immediately.

During the period May 1, 2013 and through July 1, 2014, the date of Stark's dismissal, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Stark on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Stark would have caused Stark to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements for such year, and (ii) there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). The report of Stark on the Company's consolidated financial statements as of and for the year ended December 31, 2013 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, and included explanatory paragraphs, except for going concern language.

The Company has provided Stark with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “Commission”), and requested that Stark provide the Company with a letter addressed to the Commission stating whether or not Stark agrees with the above disclosures. A copy of StarkSchenkein’s letter is included as Exhibit 16.1 to this report.

(b) Newly Appointed Independent Registered Public Accounting Firm

On July 1, 2014, the Audit Committee approved the appointment of EideBailly as the Company's independent registered public accounting firm to perform independent audit services beginning with the quarter ended June 30, 2014. During the year ended December 31, 2013 and through July 1, 2014, neither the Company, nor anyone on its behalf, consulted EideBailly regarding the application of accounting principles related to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibits

16.1	Letter from StarkSchenkein, LLP dated July 7, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2014	NEOMEDIA TECHNOLOGIES, INC.

By: /s/ Laura Marriott
Name: Laura A Marriott
Its: Chief Executive Officer